UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2006

RENTECH, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-19260	84-0957421
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1331 17th Street, Suite 720 Denver, Colorado		80202-1557
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (303) 298-8008

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions.

On May 11, 2006, Rentech, Inc. issued a press release announcing its financial results for the second quarter ended March 31, 2006.  A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of the Exhibit

99.1	Press release issued by Rentech, Inc. dated May 11, 2006.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.

Date: May 11, 2006	By:	/s/ Amanda M. Darby

Amanda M. Darby
General Counsel and Secretary

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